UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

August 31, 2010
Date of Report (Date of earliest event reported)

The Taiwan Fund, Inc.
(Exact name of registrant as specified in its charter)

Delaware	811-04893	042942862
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o State Street Bank and Trust Company
2 Avenue de Lafayette,
P.O. Box 5049, Boston, Massachusetts	02206-5049
(Address of principal executive offices)	(Zip Code)

1-(800) 639-9242
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
August 2010 Monthly Review of the Fund’s performance by the Fund’s investment adviser

Item 7.01. Regulation FD Disclosure.

Pursuant to Regulation FD Rules 100-103, The Taiwan Fund, Inc. (the “Fund”) furnishes the Monthly Review of the Fund’s performance by the Fund’s investment adviser.   The attached monthly insight report was revised due to a change to an industry classification of a security in the portfolio.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99	August 2010 Monthly Review of the Fund’s performance by the Fund’s investment adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Taiwan Fund, Inc. (Registrant)
Dated: October 18, 2010	/s/ Elizabeth A. Watson Name: Elizabeth A. Watson Title: Secretary

Exhibit Index

Exhibit No.	Description
99	Monthly Review of the Fund’s performance by the Fund’s investment adviser